                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 18, 2000 (except for Note 13, as to which the date is May 31, 2000) in the Registration Statement (Form S-1) and related Prospectus of Kabira Technologies, Inc. dated July 14, 2000.

                                        /s/ ERNST & YOUNG LLP


Walnut Creek, California
July 13, 2000